Exhibit 99.1

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Investor Presentation

September 2004

Superior Essex Inc. Confidential	[GRAPHIC]

Statements regarding forward-looking information

Except for the historical information herein, the matters discussed in this presentation include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, general economic, business and industry trends, spending reductions by the telephone industry, intense competition, risks in product and technology development, market acceptance of new products and continuing product demand, production and timing of customer orders, the impact of competitive products and pricing, changes in short-term interest rates and foreign exchange rates, the migration of magnet wire demand to China, fluctuations in the supply and pricing of copper and other principal raw materials, a significant level of indebtedness, our ability to operate within the framework of our revolving credit facility and senior notes, our ability to successfully complete and integrate our acquisition of assets from Belden and Nexans and identify, finance and integrate other acquisitions; and other risk factors detailed in Superior Essex’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2003.

Superior Essex Overview

Superior Essex

•                  One of the largest wire and cable manufacturers in North America

•                  #1 position in magnet wire and copper communications cable businesses

•                  Estimated annualized revenues of approximately $1.5 billion

•                  Communications Cable

•                  Copper and fiber optic wire and cable products sold to RBOCs, independent telephone companies, CATV companies, distributors and systems integrators

•                  Completed acquisition of certain Belden copper OSP communications assets

•                  Magnet Wire and Distribution

•                  Magnet wire for major industrial OEMs and distributors

•                  Essex Brownell: largest national distribution channel for magnet wire and related products

•                  Copper Rod

•                  Manufacture continuous-cast copper rod products

•                  ~50% of production used internally; remainder sold externally

Revenue & Adjusted EBITDA

Six Months Ended June 30, 2004

Revenues

[CHART]

$659 million

Adjusted EBITDA (*)

[CHART]

$31.3 million

(*)    Includes corporate non-allocated expenses; excludes restructuring items and other charges and transition costs associated with acquisition of communications cable assets from Belden Inc.

Highlights

•                  #1 position in North America within core businesses

•                  Magnet Wire (~30% position)

•                  Copper OSP Communications Cable (> 60% position)

•                  Current industry dynamics provide opportunity for organic growth

•                  Key markets benefiting from general economic recovery

•                  Industry consolidation and rationalization dynamics in progress

•                  Growing revenues and profitability in 1H 2004 reflect market improvements

•                  Strategic growth opportunities

•                  Belden and Nexans transactions improve volume, utilization, operating efficiency

•                  Exploring strategic entry into Chinese magnet wire market

•                  Solid balance sheet with stable capital base and substantial liquidity

•                  Opportunity for strong free cash flow

•                  More than $120 million in available liquidity at June 30, 2004

•      Applied for listing on NASDAQ Small Cap Market

Essex Group

LARGEST MANUFACTUER OF
MAGNET WIRE IN NORTH AMERICA

#1 Position in North American Magnet Wire

•                  #1 North American supplier

•                  ~30% share

•                  Industry leader in quality

•                  Differentiated through vertical integration – copper rod and enamel coating products

•                  Higher quality

•                  Cost advantage

•                  2004 results reflect recovering North American industrial sector and strong distribution channel sales

Primary end markets (*):

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Major OEM customers:

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(*) Represents markets served by Superior Essex customer base

Nexans Asset Acquisition

•                  On September 7, 2004, announced purchase of selected U.S. magnet wire customer contracts and inventory from Nexans

•                  Assume customer contracts initially representing annualized volume of 25-30 million pounds

•                  Nexans to close La Grange, KY facility (continues trend of industry rationalization)

•                  Acquired contracts protected by non-solicit provisions

•                  Superior Essex expanding production of Torreon, Mexico facility to meet growing demand and incremental volume

North American Capacity

(Equiv. MM lbs. copper) (*)

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(*) Company estimates. Pro forma includes closure of La Grange, KY (Nexans) and El Paso, TX (Phelps Dodge) facilities, and Superior Essex expansion in Torreon, Mexico in early 2005.

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•                  Largest full range magnet wire and accessory product distributor in North America

•                  Substantially higher margin outlet for magnet wire

•                  ~20% of magnet wire sold through this channel

•                  2003 revenues of ~$200 million (including ~$80 million in sales of magnet wire)

•                  2004 1H revenues grew 10% versus the 2003 comparable period

•                  Manages integrated national network of warehouses

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China Joint Venture

•                  China is the largest and fastest growing magnet wire market in the world (11% 5-yr CAGR)

•                  Continuing contractual negotiations for strategic entry with market leading participant

•                  Ability to access growing Chinese economy and to serve customers exporting from China

[CHART]

Source: CRU, July 2004

Superior Essex
Communications

LARGEST PRODUCER
OF COPPER COMMUNICATIONS CABLE
FOR LOCAL LOOP APPLICATIONS
IN NORTH AMERICA

Communications Cable and Wire Products

•                  Copper outside plant (OSP) cable and wire products for:

•                  Telephone company “local loop” and “last mile” networks

•                  OSP portion of private network LANs

•                  Fiber optics OSP wire and cable products

•                  Trunking and feeder applications in local exchange and cable television networks

•                  Copper and fiber optics premises wire and cable products

•                  Homes, offices and switching structures for local area networks

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OSP Cable and Wire Products

Only U. S. supplier of a complete line of copper, fiber optic & composite products for local loop

•                  Copper OSP

•                  Largest manufacturer in North America

•                  Leading position since 1995

•                  > 60% share of total business (U.S./Canada)

•                  Fiber optic OSP

•                  Share of local loop fiber optic cable sales to telephone companies has grown to nearly 15%

•                  Co-located production with copper OSP

•                  30+% revenue growth in 1H 2004

OSP Customer Base*:

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* Company estimates based on $ sales

Copper and Fiber Optic Premise Products

•                  Complete line of copper and fiber optic premise products used principally in data networks

•                  ~7% share of growing $1.0+ billion North American business (1)

•                  Strong position with key distributors due to Superior’s product breadth

•                  Potential to benefit from consolidation of fragmented marketplace (over 20 manufacturers)

•     CommScope – Avaya

•                  CDT – Belden

•                  Alcatel – Draka

•                  30+% revenue growth in 1H 2004

(1)  Company estimates

Belden Asset Acquisition

•                  On June 1, 2004, Superior Essex acquired certain copper OSP communications assets from Belden for $87 million (1):

•                  Inventories

•                  Selected machinery and equipment

•                  Major telephone company contracts serviced by U.S. factories

•                  Belden’s decision to close Phoenix plant substantially reduced industry overcapacity

•                  Successfully integrated Belden contract customer base representing 2003 revenues of $150 million

•                  Expect to retain majority of revenue stream

•                  Expect incremental EBITDA margins of at least 15% (2)

•                  Working capital reductions reduce net effective purchase price

(1)  Includes $10 million contingent payment to be made 9 months after close

(2)  After depletion of purchased inventory

U.S. Copper OSP Industry Capacity

(Billion Conductor Feet, or BCF)*

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* Based on Company estimates

Financial Results

Financial Results, Six Months Ended 6/30

Financial Highlights (1)

($ in millions, except EPS)

	1H 2004	1H 2003
Net sales	$659.2	$498.3
Gross profit	63.2	56.1
Operating income	18.5	9.6
Net income (loss)	3.4	(49.4)
Adjusted EBITDA (2)	31.3	29.9
Net income before restructuring items and other charges (2)	5.1	N/A
Diluted EPS (excluding restructuring items and other charges) (2)	$0.31	N/A

(1)

Represents 1H 2004 financial results of Superior Essex Inc. and 1H 2003 results of Superior TeleCom Inc. Please refer to the Company’s 2003 10-K for a discussion of a comparison of results between these entities.

(2)	Non-GAAP financial measures. For a reconciliation of these terms to the appropriate GAAP measures please refer to our earnings release dated July 29, 2004 and our web page at www.superioressex.com.

Business Segment results

Communcations

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Magnet Wire

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•                  Consolidated revenues grew 9% on a copper adjusted basis

•                  Communications (20.7% increase (1)):

•                  Included ~$15 million of revenues from Belden transaction

•                  Growth in all major product lines

•                  Fiber optic and premise growth exceeded 30%

•                  Magnet wire (3.5% increase (1)):

•     2nd consecutive quarter of growth

•                  Strong results from Essex Brownell

•                  Modest rebound from OEM customers

(1)  Copper adjusted

Capitalization

•                  Capital Structure Provides Substantial Future Financial Flexibility

•                  No principal amortization

•                  Lenient financial covenants

•                  Substantial current liquidity of more than $120 million

•                  Components of Capital Structure (at 6/30/04):

	June 30, 2004	% of capitalization

Cash and cash equivalents	$12.5

Revolving Credit Facility	49.7	10.3%
Senior Notes	250.0	52.1%
Other	13.0	2.7%
Total debt	312.7	65.1%

Stockholders’ equity	167.6	34.9%
Total Capitalization	$480.3	100%

Net Debt	$300.2

Cash Flow Dynamics

•                  1H net cash use of funds and debt increase of approximately $110 million primarily reflects:

•                  $100 million expended for Belden transaction, refinancing, and restructuring costs

•                  Seasonal and copper impacted working capital increase of approximately $35-40 million

•                  Q2 2004 positive cash flow of $12 million (excluding Belden transaction)

•                  Near-term cash flow dynamics

•                  EBITDA supplemented by Belden revenues

•                  Seasonal working capital reductions

•                  Reduction in acquired inventories from Belden upon completion of integration

•                  No significant cash taxes expected in 2004 or 2005

•                  $8 million in current year pension shortfall payments (September payment)

•                  Long-term cash flow dynamics

•                  Growing EBITDA outlook

•                  Expansion of vendor credit arrangements

•                  $10-15 million in annual capex

•                  $27 million in annual cash interest

•                  Cash taxes at statutory rates based on profitability

•                  Strategic investments